THE PURISIMA FUNDS
                                POWER OF ATTORNEY


         KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Kenneth L. Fisher
                  Sherrilyn A. Fisher
                  David A. Hearth
                  Eric M. Banhazl

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to The Purisima Funds, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and/or securities authorities of the state and other domestic or foreign jurisdictions, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: July 16, 1998

                                      /s/ Pierson E. Clair III
                                   --------------------------------
                                      Pierson E. Clair III
                                      Trustee

                               THE PURISIMA FUNDS
                                POWER OF ATTORNEY


         KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Kenneth L. Fisher
                  Sherrilyn A. Fisher
                  David A. Hearth
                  Eric M. Banhazl

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to The Purisima Funds, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and/or securities authorities of the state and other domestic or foreign jurisdictions, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: July 16, 1998

                                     /s/Grover Wickersham
                                   ------------------------
                                     Grover Wickersham
                                     Trustee

                               THE PURISIMA FUNDS
                                POWER OF ATTORNEY


         KNOWN ALL BY THESE PRESENTS, that the person(s) whose signature appears below constitutes and appoints each of the following individually:

                  Kenneth L. Fisher
                  Sherrilyn A. Fisher
                  David A. Hearth
                  Eric M. Banhazl

to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to execute any and all documents relating to The Purisima Funds, including but not limited to registration statements, amendments to registration statements, proxy solicitation materials, applications and amendments to applications, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and/or securities authorities of the state and other domestic or foreign jurisdictions, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and conforming all that said attorney-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


Dated: July 16, 1998

                                        /s/Bryan Morse
                                    ----------------------

                                        Bryan Morse
                                        Trustee